1933 Act File No.  2-10691
                                                     1940 Act File No.   811-3

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                       Post-Effective Amendment No. 58                      [X]
                                       And

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       [X]
                                     OF 1940

                              Amendment No. 18                              [X]

                LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC.
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                  Kenneth B. Cutler, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

          immediately on filing pursuant to paragraph (b) of Rule 485

X         on April 1, 1996 pursuant to paragraph (b) of Rule 485

          60 days after  filing  pursuant  to  paragraph  (a) (1) of Rule 485 on

          (date)  pursuant to paragraph (a) (1) of Rule 485 75 days after filing pursuant  to  paragraph  (a) (2) of Rule  485 on  (date)  pursuant  to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

_______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on or about January 25, 1996.

                     LORD ABBETT U.S. GOVERNMENT FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 58
                             Pursuant to Rule 481(a)


Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8                              Redemptions and Repurchases
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13                             Investment Objective and Policies
14                             Directors and Officers
15 (a) (b)                     N/A
15 (c)                         Directors and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Directors and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                             Financial Statements

LORD ABBETT U.S. GOVERNMENT
SECURITIES FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC. ("WE" OR THE "FUND"), IS A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY ORGANIZED IN 1932 AND INCORPORATED UNDER MARYLAND LAW ON JULY 9, 1975. WE HAVE A SINGLE CLASS OF SHARES WITH EQUAL RIGHTS AS TO VOTING, DIVIDENDS, ASSETS AND LIQUIDATION.

OUR INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME WITH RELATIVELY LOW RISK OF PRICE DECLINE. WE SEEK OUR OBJECTIVE BY INVESTING PRIMARILY IN INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT SECURITIES. WE WILL NOT CHANGE THIS OBJECTIVE WITHOUT FIRST OBTAINING SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR OBJECTIVE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION".

THE DATE OF THIS PROSPECTUS AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS APRIL 1, 1996.


PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                    CONTENTS                 PAGE


        1       Investment Objective         2

        2       Fee Table                    2

        3       Financial Highlights         3

        4       How We Invest                3

        5       Purchases                    5

        6       Shareholder Services         7

        7       Our Management               8

        8       Dividends, Capital Gains
                Distributions and Taxes      8

        9       Redemptions                  9

        10      Performance                  9


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVES

Our investment objective is high current income with relatively low risk of price decline. Our shares can fluctuate in value more than short-duration U.S. Government securities and consistent with intermediate-duration U.S. Government securities like those we hold. For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve and no change in the spread relationships among mortgage-related securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. This volatility, while not eliminated, is managed by the investment policy of Lord, Abbett & Co. ("Lord Abbett") to maintain the average duration of securities held by the Fund at between three and eight years. "Duration" is the weighted average time to receipt of all cash flows due by maturity from an obligation.

2    FEE TABLE

A summary of the Fund's expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases (See "Purchases")    4.75%
Redemption Fee (See "Purchases")                        None(2)
Deferred Sales Load(1)                                  None(2)
Annual  Fund  Operating  Expenses
(as  a  percentage  of  average  net  assets)
Management  Fee (See "Our  Management")                  .50%
12b-1 Fee (See  "Purchases")                             .25%
Other  Expenses  (See "Our  Management")                 .15%
Total  Operating  Expenses                               .90%



Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

               1 year         3 years        5 years        10 years

               $56(3)         $75(3)         $95(3)         $153(3)

(1) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" throughout this Prospectus. With a front-end sales charge and the Rule 12b-1 plan described herein, long-term shareholders may pay more than the economic equivalent of the maximum permitted front-end sales charge pursuant to the rules of the National Association of Securities Dealers.

(2) Redemptions of shares on which the Fund's 1% Rule 12b-1 sales distribution fee for purchases of $1 million or more has been paid are subject to a 1% contingent deferred reimbursement charge, if the redemption occurs within 24 months after the month of purchase, subject to certain exceptions described herein.

(3)  Based on total operating expenses shown in the table above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3    FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche llp, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and has been included herein in reliance upon their authority as experts in accounting and auditing.


Per Share Operating                                                   Year Ended November 30,
Performance:                            1995      1994      1993      1992      1991      1990      1989      1988      1987    1986
Net asset value, beginning of year     $2.59     $3.00     $2.94     $2.94     $2.83     $2.92     $2.91     $2.96    $3.34   $3.22
Income from investment operations
Net investment income                    .235      .247      .239      .267      .282      .299      .309      .336    .331     .350
Net realized and unrealized
gain (loss) on securities                .136     (.3685)    .070     (.003)     .105     (.088)     .010     (.062)    (.323)  .192
Total from investment operations         .371     (.1215)    .309      .264      .387      .211      .319      .274      .008   .542
Distributions
Dividends from net investment income    (.231)    (.246)    (.249)    (.264)    (.277)    (.301)    (.309)    (.324)   (.348) (.347)
Distributions from net realized gain              (.0425)     --       --         --        --        --       --      (.040) (.075)
Net asset value, end of year           $2.73     $2.59     $3.00     $2.94     $2.94     $2.83     $2.92     $2.91    $2.96    $3.34
Total Return*                          14.89%    (4.24)%   10.70%     9.24%    14.35%     7.82%    11.65%     9.64%     .35%  18.00%
Ratios/Supplemental Data:
Net assets, end of year (000)     $3,272,865 $3,232,012$3,909,868$3,275,052$2,293,345 $1,555,648 $1,241,218 $999,131$749,307$364,878
Ratios to Average Net Assets:
Expenses                                 .90%      .90%      .89%      .87%      .94%      .89%      .88%      .88%     .89%    .82%
Net investment income                   8.85%     8.92%     7.94%     9.18%     9.63%    10.55%    10.66%    11.26%   10.48%  10.32%
Portfolio turnover rate               544.31%   790.57%   586.18%   485.70%   544.19%   578.18%   440.32%   332.36%  429.12% 369.79%

* Total return does not consider the effects of sales or contingent deferred reimburesement charges.
  See Notes to Financial Statements.

4    HOW WE INVEST


We seek high current income with relatively low risk of price decline. To achieve this goal, we invest in U.S. Government securities. U.S. Government securities include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills maturing in one year or less, Treasury notes maturing in one to ten years and Treasury bonds with maturities of over ten years and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates),
(b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the instrumentality. Agencies and instrumentalities include the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities". A security backed by the U.S. Treasury or a U.S.
Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, certain U.S. Government securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds. The value of our shares will change as the general levels of interest rates fluctuate. When interest rates decline, share value can be expected to rise.

Conversely,  when interest  rates rise,  share value can be expected to decline.

Investments in GNMA certificates, which are pools of home mortgages and other mortgage-backed securities, are subject to prepayment of principal as mortgages are prepaid. The Fund must reinvest these prepayments at prevailing rates, which may be lower than the yield of the GNMA certificate or other mortgage-backed securities. These prepayments will result in a further reduction in principal if the GNMA certificate or other mortgage-backed security is trading over par.

Mortgage prepayments generally increase in a falling interest-rate environment and, accordingly, often result in a reduction of principal. In a rising interest rate environment, prepayments tend to decline which increases the duration and volatility of such GNMA certificates. The Fund may invest in liquid interest-only and principal-only mortgage-backed securities backed by fixed-rate mortgages under guidelines established by the Board of Directors to assure that they may be sold promptly in the ordinary course of business at a value reasonably close to that used in calculating our net asset value per share.

Although the longer maturity U.S. Government securities, zero coupon bonds, GNMA certificates and other mortgage-backed securities mentioned above may be volatile, this volatility, while not eliminated, is managed by the above-mentioned policy of Lord Abbett to maintain the average duration of securities held by the Fund at between three and eight years.

While growth of capital is not a Fund objective, capital appreciation may result from efforts to secure high current income.

The Fund may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities. The Fund does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. While this investment strategy may contribute significantly to a portfolio turnover rate in excess of 100%, it will have little or no transaction cost or adverse tax consequences for the Fund.

Transaction costs normally do not involve brokerage because our fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase we normally anticipate that any markups charged will be more than offset by the anticipated economic benefits of the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value. The Fund is engaged in the lending of its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets. In such an arrangement, the Fund lends securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U.S. Government or its agencies, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing.

The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Portfolio Turnover. The annual portfolio turnover rate for the year ended November 30, 1995 was 544.31%. The high portfolio turnover rate relates to substantial trading of U.S. and U.S. agency mortgage-backed securities to take advantage of value changes among different agencies, coupons and maturities.

5    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett U.S. Government Securities Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $500. Subsequent investments may be made in any amount, except for the $50 Invest-A-Matic minimum payment and Div-Move monthly minimum. See "Shareholder Services". The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE or received by dealers prior to such close and received by Lord Abbett prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

The offering price is based on the per-share net asset value calculated as of the times described above plus a sales charge as follows:


                              Sales Charge as a        Dealer's
                              Percentage of:         Concession
                                                       as a        To Compute
                                            Net      Percentage     Offering
                              Offering     Amount   of Offering   Price, Divide
        Size of Investment      Price     Invested    Price*         NAV by
        Less than $50,000       4.75%     4.99%        4.00%          .9525
        $50,000 to $99,999      4.75%     4.99%        4.25%          .9525
        $100,000 to $249,999    3.75%     3.90%        3.25%          .9625
        $250,000 to $499,999    2.75%     2.83%        2.50%          .9725
        $500,000 to $999,999    2.00%     2.04%        1.75%          .9800
        $1,000,000 or more      No Sales Charge        1.00%          1.0000

*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving the imposition of a sales charge. Additional payments may be paid from Lord Abbett's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.



       In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.


VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase. (1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchaser's intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds, (f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase and (g) through retirement plans under Sections 401(a) and (k) and 408(k) of the Internal Revenue Code with at least 100 eligible employees ("retirement plans"). Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in (f) above at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

RULE 12B-1 PLAN. We have adopted a Rule 12b-1 Plan (the "Plan") which authorizes Lord Abbett to pay distribution fees to dealers in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund. Under the Plan (except as to certain accounts, such as those for which tracking data is not available) the Fund pays Lord Abbett, who passes on to dealers, (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Fund's shares attributable to sales by dealers on or after September 1, 1985 and .15% of the average daily net asset value of shares sold by dealers prior to that date and (2) a one-time 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers including sales qualifying at such level under the rights of accumulation and statement of intention privileges. Lord Abbett is required to pay the sales distribution fee to dealers as compensation for selling our shares.

Holders of shares on which the 1% sales distribution fee has been paid will be required to pay to the Fund a contingent deferred reimbursement charge of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares have been exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Fund by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.


6    SHAREHOLDER SERVICES

We offer the following shareholder services:


Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF, LARF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain the Fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.


SYSTEMATIC  WITHDRAWAL  PLAN:  If the  maximum  offering  price  value  of  your
uncertificated   shares  is  at  least  $10,000,  you  may  have  periodic  cash withdrawals automatically paid to you in either fixed or variable amounts.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum monthly investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.


HOUSEHOLDING: A new procedure has been inaugurated whereby a single copy of an annual or semi-annual report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.


All correspondence should be directed to Lord Abbett U.S. Government Securities Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT


Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbett's Director of Fixed Income is primarily responsible for the day-to-day management of the Fund. Prior to Mr. Brown, Robert S. Dow, Lord Abbett president and director of the Lord Abbett Family of Fund's and a Lord Abbett partner for over five years, had such primary responsibility and had acted in this capacity since June 1982. Mr. Brown is assisted by (as was Mr. Dow), and may delegate management duties to, other Lord Abbett employees who may be Fund officers. Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President in charge of fixed income at Equitable Capital Management Co.

Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1995, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .49 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratio of expenses, including management fee expenses, to average net assets for the year ended November 30, 1995 was .90%.


We will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.


8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

You begin earning dividends on the business day that payment for shares purchased is received. Dividends from net investment income are declared daily and paid on the 15th of each month, or, if the 15th is not a business day, on the first business day after the 15th. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or
(ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in January. You may take the distribution in cash or reinvest it in additional shares at net asset value without a sales charge.

Supplemental dividends and distributions also may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation pending as of the date of this Prospectus would have the effect of reducing the federal income tax on capital gains. See "Performance" for a discussion of the purchase of high-coupon securities at a premium and the distribution to shareholders as ordinary income of all interest income on those securities. This practice increases current income of the Fund, but may result in higher taxable income to Fund shareholders than other portfolio management practices. Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS


To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above, to redeem shares directly, send your request to Lord Abbett U.S. Government Securities Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day.


If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration, in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds.

        Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.

TAX-QUALIFIED PLANS: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10   PERFORMANCE


Lord Abbett U.S. Government Securities Fund, Inc. ended fiscal 1995 on November 30 with net assets of $3.3 billion versus $3.0 billion one year earlier. The
Fund's total return (the percent change in net asset value assuming the reinvestment of all distributions) was 14.9% for the fiscal year.

Despite the U.S. economy's expansion over the last five years, inflation remained at a steady level. Several factors helped keep inflation in check. Labor cost increases, the largest component in the inflation pricing mechanism, have been moderate as corporations downsized and used more efficient capital equipment. Additionally, consumers resisted price increases, thereby forcing companies to hold down prices.

The Fund benefited from a favorable inflation and interest-rate environment in fiscal 1995. The Fund continued to invest in mortgage-related securities, because they offered additional yield over other fixed-income securities. In particular, low prepayment securities were emphasized to reduce the reinvestment risk. Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about the Fund. "Yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. The Fund's yield reflects the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

The Fund's dividend distribution rate differs from its SEC yield primarily because the Fund may purchase short- and intermediate-term high-coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by the Fund for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, the Fund may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal the security's face value, and so the market value of the security will gradually decrease to face value, assuming no changes in the market rate of interest or in the credit quality of the issuer. Shareholders should recognize that such dividends will therefore tend to decrease the net asset value of the Fund. Dividends paid from this interest income are taxable to shareholders at ordinary income tax rates.

The Fund may make distributions in excess of net investment income from time to time to provide more stable dividends. Such distributions could cause slight decreases in net asset values over time, but historically have not resulted in a return of capital for tax purposes.


See "Past Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Fund's total return and yield.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Comparison of change in value of a $10,000 investment in Lord Abbett U.S. Government Securities Fund, assuming reinvestment of all dividends and distributions, Lipper's Average of General U.S. Government bond funds and the Lehman Government Bond Index.



          THE FUND       THE FUND       LIPPER'S AVG        LEHMAN
          AT NET         AT MAXIMUM     OF GENERAL          GOVERNMENT
          ASSET          OFFERING       U.S. GOV'T          BOND
DATE      VALUE          PRICE          BOND FUNDS          FUNDS
11/30/85  10000           9526          10000               10000
11/30/86  11801          11243          11499               11859
11/30/87  11843          11282          11483               11999
11/30/88  12984          12396          12408               12946
11/30/89  14496          13810          13900               14819
11/30/90  15630          14891          14863               15893
11/30/91  17874          17028          16748               17997
11/30/92  19526          18602          18113               19625
11/30/93  21615          20591          20035               21997
11/30/94  20697          19718          19047               21208
11/30/95  23779          22654          22207               24897


(1) Total return is the percent change in value, after deduction of the maximum sales charge of 4.75%, with all dividends and distributions reinvested for the periods shown ending November 30, 1995 using the SEC-required uniform method to compute such return.
(2)  Source: Lipper Analytical Services.
(3) Performance numbers for the Lehman Government Bond Index, which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in the Index.

Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10005

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

Auditors
Deloitte & Touche llp

Counsel
Debevoise & Plimpton Printed in the U.S.A.

LORD ABBETT


Statement of Additional Information                              April 1, 1996


                Lord Abbett U.S. Government Securities Fund, Inc.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1996.

Lord Abbett U.S. Government Securities Fund, Inc. (sometimes referred to as "we" or the "Fund") was organized in 1932 and was incorporated under Maryland law on July 9, 1975. Our authorized capital stock consists of a single class of 1,700,000,000 shares, $1.00 par value. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


                  TABLE OF CONTENTS                                    Page

         1.       Investment Objective and Policies                    2

         2.       Directors and Officers                               3

         3.       Investment Advisory and Other Services               6

         4.       Portfolio Transactions                               6

         5.       Purchases, Redemptions
                  and Shareholder Services                             7

         6.       Past Performance                                     11

         7.       Taxes                                                12

         8.       Information About The Fund                           12

         9.       Financial Statements                                 13

                                       1.
                        Investment Objective and Policies

The Fund's investment objective and policies are described in the Prospectus on the cover page and under "How We Invest". In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed without shareholder approval. We may not:
(1) sell short or buy on margin; (2) borrow securities; (3) borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of our gross assets (at cost or market value, whichever is lower) at the time of borrowing; (4) engage in the underwriting of securities; (5) lend money or securities to any person, except through entering into short-term repurchase agreements with sellers of securities we have purchased and by lending our portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as we comply with regulatory requirements and management deems such loans not to expose us to significant risk or adversely affect our qualification for pass-through tax treatment under the Internal Revenue Code; (6) pledge, mortgage, or hypothecate our assets; (7) deal in real estate, commodities, or commodity contracts; (8) invest in securities issued by other investment companies as defined in the Investment Company Act of 1940; (9) buy securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that we may buy securities of such issuers through subscription offers or other rights we receive as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of our net assets at the time of investment; (10) buy securities if the purchase would then cause us to have more than 5% of our gross assets, at market value at the time of investment, invested in the securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to own more than 10% of the voting securities of any issuer; (11) hold securities of any issuer when more than 1/2 of 1% of its securities are owned beneficially by one or more of our officers or directors or by one or more partners of our underwriter or investment manager if these owners in the aggregate own beneficially more than 5% of such securities; (12) engage in security transactions with our underwriter or investment manager, our officers or directors, or firms (acting as principals) with which any of the foregoing are associated; however, this provision does not apply to our shares, or to securities we may become entitled to by reason of our ownership of securities already held, or to transactions on a securities exchange when only the regular exchange commissions and charges are imposed (we have not had, nor do we intend to have, any such transactions on an exchange) or to transactions in accordance with Investment Company Act of 1940 Rule 17a-7 or (13) concentrate our investments in any one industry.

Of course, as a matter of fundamental policy, we may not invest in securities other than U.S. Government securities, even though several of the above restrictions (which were adopted prior to our adopting a policy of investing only in U.S. Government securities) may imply otherwise.

If we enter into repurchase agreements as provided in clause (5) above, we will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the repurchase agreements will consist only of U.S. Government securities in which we may otherwise invest.

As stated in the Prospectus, we may purchase Government securities on a when-issued basis. Under no circumstance will delivery and payment ("settlement") for such securities take place more than 120 days after the purchase date.

For the year ended November 30, 1995, the portfolio turnover rate was 544.31% versus 790.57% for the prior year. The higher portfolio turnover rate relates to substantial trading of U.S. and U.S. Agency mortgage-backed securities to take advantage of value changes among different agencies, coupons and maturities.

Lending Portfolio Securities

The Fund is engaged in the lending of its portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible
                                       2
means. The cash or instruments collateralizing the Fund's lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by a borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it's lending securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

When-Issued Transactions
As stated in the Prospectus, the Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                             Directors and Officers

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds, except for Lord Abbett Research Fund, Inc., of which only Messrs. Lynch and Dow are directors. They are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Act"), and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P.Lynch, age 60, Chairman
Robert S. Dow, age 51, President

The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut
                                       3

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon.  Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President & CEO of Nestle Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. The first four columns give information for the Fund's fiscal year ended November 30, 1995; the fifth column gives information for the year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                  For the Fiscal Year Ended November 30, 1995

         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued as Expenses    Retirement Accrued     Total Compensation
                                               by the Fund and        by the Fund and        Accrued by the Fund and
                           Aggregate           Fifteen Other Lord     Fifteen Other Lord     Fifteen Other Lord
                           Compensation        Abbett-sponsored       Abbett-sponsored       Abbett-sponsored
Name of Director           from the Fund1      Funds2                 Funds2                 Funds3

E. Thayer Bigelow          $11,399             $ 9,772                $33,600                $41,700

Stewart S. Dixon           $11,445             $22,472                $33,600                $42,000

John C. Jansing            $11,747             $28,480                $33,600                $42,960

C. Alan MacDonald          $11,790             $27,435                $33,600                $42,750

Hansel B. Millican, Jr.    $11,755             $24,707                $33,600                $43,000

Thomas J. Neff             $11,481             $16,126                $33,600                $42,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each outside director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments were as follows as of November 30,1995: Mr. Bigelow, $13,468; Mr. Dixon, $95,400; Mr. Jansing, $105,950; Mr. MacDonald, $75,051; Mr. Millican, $106,826 and Mr. Neff, $106,516.

2. The retirement plan of the Lord Abbett-sponsored funds provides that outside directors will receive an annual retirement benefit equal to 80% of their final annual retainer following retirement at or after age 72 with at least 10 years of service. The plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plan if the director were to retire at age 72 and the annual retainer payable by such funds were the same as it is today. The amounts accrued in column 3 by the Lord Abbett-sponsored funds during the fiscal year ended November 30, 1995 are used to fund the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote one accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Zane E. Brown, age 45, Executive Vice President, Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 42; Daniel E. Carper, age 44; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor
W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of March 1, 1996, our officers and directors, as a group, owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management". Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of our net assets not in excess of $3,000,000,000 plus .45% of 1% of such assets over $3,000,000,000. For the fiscal years ended November 30, 1995, 1994, and 1993, the management fees paid to Lord Abbett amounted to $16,286,000, $17,590,000 and $18,250,000, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 40 Wall Street, New York, New York, is the Fund's custodian.

                                       4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services.Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett.These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett.They are responsible for the negotiation of prices and any commissions.
                                       6

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the New York Stock Exchange. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds.Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on November 30, 1995 was computed as follows:
                                       7

Net asset value per share (net assets divided by
shares outstanding)....................................................$2.73

Maximum offering price per share (net asset value
divided by .9525)......................................................$2.87

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares, so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers as follows:

                                                    Year Ended November 30,
                                  1995                       1994                   1993
Gross sales charge            $8,891,483               $14,334,294              $35,255,731

Amount allowed
to dealers                     7,684,528                 12,360,904              30,440,962

Net commissions
received by
Lord Abbett                   $1,206,955               $ 1,973,390              $ 4,814,769


As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement (a "Plan") pursuant to Rule12b-1 under the Act. In adopting a Plan for the Fund and in approving its continuance, the Board of Directors have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood the Plan will benefit the Fund and its shareholders. The expected benefits include greater sales, lower redemptions of Fund shares and a higher quality of service to shareholders by dealers than would otherwise would be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to dealers $8,311,589 pursuant to the Plan. Lord Abbett is required to use all amounts received under the Plan for payments to dealers for (i) providing continuous services to Fund shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors and of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding voting securities and the approval of a majority of the directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of the Fund's outstanding voting securities.

As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the
                                       8

Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in the Fund. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule12b-1 Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), certain series of Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment.Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed.The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or
                                       9
employee). The terms "our directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time. Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege.You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging.In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order
                                       10
form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000.Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans.The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.
                                       11

Using the method described above to compute average annual total return for the one, five and ten year periods ended November 30, amounted to 9.40%, 7.70% and 8.52%, respectively. The ending redeemable values for such one, five and ten year periods were $1,094, $1,449 and $2,266, respectively.

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. For the 30-day period ended November 30, 1995, the yield for the Fund was 4.98%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for one year or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.
                                       12

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended November 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C              OTHER INFORMATION

Item 24.            Financial Statements and Exhibits

                    (a) Financial  Statements
                        Part A - Financial  Highlights for the ten years
                                 ended November 30, 1995

                        Part B - Statement of Net Assets at November 30, 1995 Statement of Operations for the year ended November 30, 1995 Statements of Changes in Net Assets for the years ended November 30, 1995 and 1994 Financial Highlights for the five years ended November 30, 1995

                    (b)     Exhibits -
                                 99.B11 Consent of Deloitte & Touche LLP*
                                 99.B16 Total Return and Yield Computations.*

                                 *         Filed herewith.


Item 25.          Persons Controlled by or Under Common Control with Registrant

                            None.

Item 26.          Number of Record Holders of Securities

                           At March 10, 1996 - 122,643

Item 27.          Indemnification

                    Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

                    The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                    In referring  in its By-Laws to, and making  indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

 Item 28.           Business and Other Connections of Investment Adviser

                    Lord, Abbett & Co. acts as investment advisor for seventeen other open-end investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                    John J. Walsh
                    Trustee
                    The Brooklyn Hospital Center
                    100 Parkside Avenue
                    Brooklyn, N.Y.

Item 29.            Principal Underwriter

                    (a)     Lord Abbett Affiliated Fund, Inc.
                            Lord Abbett U. S. Government Securities Fund, Inc. Lord Abbett Bond-Debenture Fund, Inc.
                            Lord Abbett Value Appreciation Fund, Inc.
                            Lord Abbett Developing Growth Fund, Inc.
                            Lord Abbett Tax-Free Income Fund, Inc.
                            Lord Abbett California Tax-Free Income Fund, Inc. Lord Abbett Fundamental Value Fund, Inc.
                            Lord Abbett Global Fund, Inc.
                            Lord Abbett U. S. Government Securities Money Market
                              Fund, Inc.
                            Lord Abbett Series Fund, Inc.
                            Lord Abbett Equity Fund
                            Lord Abbett Tax-Free Income Trust
                            Lord Abbett Securities Trust
                            Lord Abbett Investment Trust
                            Lord Abbett Research Fund

                            Investment Adviser
                            American Skandia Trust (Lord Abbett Growth and
                              Income Portfolio)

                    (b)     The partners of Lord, Abbett & Co. are:

                             Name and Principal     Positions and Offices
                             Business Address (1)   with Registrant
                             Ronald P. Lynch        Chairman and Director
                             Robert S. Dow          President
                             Kenneth B. Cutler      Vice President & Secretary
                             Stephen I. Allen       Vice President
                             Daniel E. Carper       Vice President
                             Thomas S. Henderson    Vice President
                             Robert G. Morris       Vice President
                             E. Wayne Nordberg      Vice President
                             John J. Walsh          Vice President

                    (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

                    (c)      Not applicable

Item 30.      Location of Accounts and Records

               Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

               Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

               Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.      Management Services

                None

Item 32.      Undertakings

               The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of March 1996.

                              LORD ABBETT U.S. GOVERNMENT SECURITIES FUND, INC.


                              By   /S/ RONALD P. LYNCH
                                   -------------------------------
                                    Ronald P. Lynch, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



NAME                              TITLE                          DATE
-----                            ------                          -----

                               Chairman,
/s/ Ronald P. Lynch            President & Director             March 29, 1996
---------------------------

                               President &                      March 29, 1996
/s/ Robert S. Dow              Director
---------------------------

/s/ John J. Gargana, Jr.       Vice President &                 March 29, 1996
---------------------------    Chief Financial Officer


/s/ E. Thayer Bigelow          Director                         March 29, 1996
---------------------------


/s/ Stewart S. Dixon           Director                         March 29, 1996
---------------------------


/s/ John C. Jansing            Director                         March 29, 1996
---------------------------


/s/ C. Alan MacDonald          Director                         March 29, 1996
---------------------------


/s/ Hansel B. Millican, Jr.    Director                         March 29, 1996
---------------------------


/s/ Thomas J. Neff             Director                         March 29, 1996
---------------------------

                                 EXHIBIT INDEX





    EXHIBIT
     NO.                   DESCRIPTION
   -------               -----------



     99.B11  Consent  of  Deloitte  &  Touche  LLP

     99.B16  Total Return and Yield Computations.

     27      Financial Data Schedule